EATON VANCE GLOBAL DIVIDEND INCOME FUND

EATON VANCE PARAMETRIC STRUCTURED EMERGING MARKETS FUND

Supplement to Statement of Additional Information dated March 1, 2012

1.

The following is added as the first paragraph under “Strategies and Risks”:

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the Prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment, the Fund generally expects to invest less than 5% of its total assets in such investment type. If a particular investment type that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment.  If applicable, “Fund” as used herein and under “Additional Information About Investment Strategies” refers to the Fund and Portfolio listed in the table below.  Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies”.

March 22, 2012